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                                 ICT GROUP, INC.

                        1996 NON-EMPLOYEE DIRECTORS PLAN


         The purpose of the ICT Group, Inc. 1996 Non-Employee Directors Plan (the "Plan") is to provide non-employee members of the Board of Directors ("Non-employee Directors") of ICT Group, Inc. (the "Company") and its subsidiaries (within the meaning of section 424(f) of the Code), with the opportunity to receive grants of nonqualified stock options ("Options"). The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1. Administration. The provisions of this Plan are intended to operate automatically and not require administration. To the extent that any administrative determinations are required, any determinations with respect to the provisions of this Plan shall be made by the members of the Board who are not eligible to receive options under this Plan (the "Committee"), but in no event shall such determinations affect the eligibility of Optionees, the determination of the Exercise Price, the timing of the Options or the number of shares subject to Options granted hereunder. If at any time there are not sufficient shares available under the Plan to permit an automatic grant as described in this Plan, the Option shall be reduced pro rata (to zero, if necessary) so as not to exceed the number of shares then available under the Plan.

         2.       Shares Subject to the Plan

         (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued under the Plan is 30,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

         (b) If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or
(iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the




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Company's receipt of consideration, or if the value of outstanding shares of
Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Options shall be proportionately adjusted to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         3.       Eligibility for Participation

         (a) All Non-Employee Directors shall participate in the Plan. Non-Employee Directors who have received options under this plan are hereinafter referred to as "Optionees."

         4.       Formula Option Grants to Non-Employee Directors

         (a) A Non-Employee Director shall be entitled to receive options which are not intended to qualify as incentive stock options within the meaning of section 422 of the Code ("Nonqualified Stock Options") in accordance with this
Section 4.

         (b) Initial Grant. Each Non-Employee Director who first becomes a member of the Board after the effective date of this Plan (as specified in Section 19) shall receive a grant of a Nonqualified Stock Option to purchase 1,000 shares of Company Stock on the date as of which he or she first becomes a member of the Board. Options granted pursuant to this Subsection (a) shall be fully exercisable as of the date of grant.

         (c) Annual Grants. On each date that the Company holds its annual meeting of shareholders, commencing with the annual meeting next following the effective date of this Plan, each Non- Employee Director who is in office immediately after the annual election of directors (other than a director who is first elected to the Board at such meeting) shall receive a grant of a Nonqualified Stock Option to purchase 1,000 shares of Company Stock. The date of grant of each such annual Grant shall be the date of the annual meeting of the Company's shareholders. Options granted pursuant to this Subsection (b) shall be fully exercisable as of the first anniversary of the date of grant.

         (d) Exercise Price. The Exercise Price per share of Company Stock subject to an Option granted under this Section 4 shall be equal to the Fair Market Value of a share of Company Stock on the date of grant.


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                  If the Company Stock is traded in a public market, then the
Fair Market Value per share shall be determined as follows: (i) if the principal trading market for the Company Stock is a national securities exchange or the National Market segment of the Nasdaq Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (ii) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable.

         (e) Option Term and Exercisability. The term of each Option granted pursuant to this Section 4 shall be ten years.

         (f) Payment of Exercise Price.

                  (i) The Exercise Price for an Option granted under this Plan shall be paid in cash. The Optionee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

                  (ii) A Optionee may exercise an Option granted under this Plan by delivering a notice of exercise as described below, with accompanying payment of the Exercise Price in accordance with Subsection (i) above. The notice of exercise may instruct the Company to deliver shares of Company Stock due upon the exercise of the Option to the designated registered broker or dealer in lieu of delivery to the Optionee. Such instructions shall designate the account into which the shares are to be deposited.


         5.       Termination of Employment, Disability or Death.

         (a) Except as provided below, an Option may only be exercised while the Optionee is a Non-Employee Director. In the event that a Optionee ceases to be a Non-Employee Director for any reason other than a "disability", death, or "termination for cause", any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within 90 days of the date on which the Optionee ceases to be a member of the Board, but in any event no later than the date of expiration of the Option term. Any of the Optionee's Options that are not otherwise exercisable as of the date on which the Optionee ceases to be a Non-Employee Director shall terminate as of such date.


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         (b) In the event the Optionee ceases to be a Non-Employee Director on account of a "termination for cause" by the Company, any Option held by the Optionee shall terminate as of the date the Optionee ceases to be a Non-Employee Director.

         (c) In the event the Optionee ceases to be a Non-Employee Director because the Optionee is "disabled", any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within one year after the date on which the Optionee ceases to be a Non-Employee Director, but in any event no later than the date of expiration of the Option term. Any of the Optionee's Options which are not otherwise exercisable as of the date on which the Optionee ceases to be a Non-Employee Director shall terminate as of such date.

         (d) If the Optionee dies while a Non-Employee Director or within 90 days after the date on which the Optionee ceases to be a Non-Employee Director on account of a termination as specified in Section 5(a) above, any Option that is otherwise exercisable by the Optionee shall terminate unless exercised within one year after the date on which the Optionee ceases to be a Non-Employee Director, but in any event no later than the date of expiration of the Option term. Any of the Optionee's Options that are not otherwise exercisable as of the date on which the Optionee ceases to be a Non-Employee Director shall terminate as of such date.

         (e)      For purposes of this Section 5:

                  (A) The term "Company" shall mean the Company and its subsidiaries within the meaning of section 424(f) of the Code.

                  (B) "Disability" shall mean a Optionee's becoming disabled within the meaning of section 22(e)(3) of the Code.

                  (C) "Termination for cause" shall mean the date the Optionee's directorship is terminated, if the directorship is terminated on account of (a) a any act of fraud, intentional misrepresentation, embezzlement or theft, (b) commission of a felony, or (c) disclosure of trade secrets or confidential information of the Company. In the event a Optionee's employment is terminated for cause, in addition to the immediate termination of all Options, the Optionee shall automatically forfeit all Option shares for any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Optionee for such shares.


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         6.       Withholding of Taxes

         (a) Required Withholding. All Options under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Options paid in cash, or from other wages paid to the Optionee, any federal, state or local taxes required by law to be withheld with respect to such Options. In the case of Options and other Options paid in Company Stock, the Company may require the Optionee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Options.

         (b) Election to Withhold Shares. A Optionee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, paid in Company Stock by having shares withheld up to an amount that does not exceed the Optionee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities.

         7.       Transferability of Options

         (a) Only the Optionee or his or her authorized representative may exercise rights under an Option. Such persons may not transfer those rights except by will or by the laws of descent and distribution. When a Optionee dies, the representative or other person entitled to succeed to the rights of the Optionee ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Optionee's will or under the applicable laws of descent and distribution.

         8.       Change of Control of the Company

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the voting power of the then outstanding securities of the Company;

         (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the

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Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 20% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation, dissolution or statutory exchange of the Company;

         (c) Any person has commenced a tender offer or exchange offer for 20% or more of the voting power of the then outstanding shares of the Company; or

         (d) At least a majority of the Board does not consist of individuals who were elected, or nominated for election, by the directors in office at the time of such election or nomination.

         9. Consequences of a Change of Control

         (a) Upon a Change of Control (i) the Company shall provide each Optionee with outstanding Options written notice of such Change of Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable.

         (b) In addition, upon a Change of Control described in Section 12(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Options shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.


         10. Amendment and Termination of the Plan

         (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however,that notwithstanding any other provision of the Plan, if necessary to comply with Rule 16b-3, this Plan may not be amended more frequently than once every six months, except for amendments necessary to conform the Plan to changes in the provisions of or the regulations relating to applicable laws, including the Code.

         11. Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.


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         12. Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after a Option has been granted shall not materially impair the rights of a Optionee unless the Optionee consents or unless the amendment is made under Section 21(b).

         13. Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         14. Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Options.

         15. Rights of Participants

           Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained as a director of the Company or any other employment rights.

         16. No Fractional Shares

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option.

         17. Requirements for Issuance of Shares

         No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         18. Headings

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

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         19. Effective Date of the Plan.

         Subject to the approval of the Company's shareholders, this Plan shall be effective on ____________, 1996.


         20.      Miscellaneous

         (a) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.

         (b) Ownership of Stock. A Optionee or Successor Optionee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Optionee or Successor Optionee on the stock transfer records of the Company.

         (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Option grants issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.



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